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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

NEW YORK                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a national bank)                                      identification no.)

ONE WALL STREET, NEW YORK, NEW YORK                          10286
(Address of principal executive offices)                     (Zip code)

                             NEENAH FOUNDRY COMPANY
             (Exact name of registrant as specified in its charter)

WISCONSIN                                                   39-1580331
(State or other jurisdiction of                             (I.R.S. employer
 incorporation or organization)                             identification no.)

2121 BROOKS AVENUE, P.O. BOX 729, NEENAH WISCONSIN          54957
(Address of principal executive offices)                    (Zip code)

                     13% SENIOR SUBORDINATED NOTES DUE 2013
                       (Title of the indenture securities)

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1.       GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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                Name                                          Address
--------------------------------------------------------------------------------
Superintendent of Banks of the                         2 Rector Street,
State of New York                                      New York, N.Y. 10006, and
                                                       Albany, N.Y. 12203

Federal Reserve Bank of New York                       33 Liberty Plaza,
                                                       New York, N.Y. 10045

Federal Deposit Insurance Corporation                  Washington, D.C. 20429

New York Clearing House Association                    New York, New York 10005
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         (b)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
         AFFILIATION.

         None.

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION,
         ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO
         RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 AND RULE 24 OF THE
         COMMISSION'S RULES OF PRACTICE.

         1.       A copy of the Organization Certificate of The Bank of New York
                  (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No.1 to Form T-1, filed with Registration Statement
                  No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with
                  Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

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         6.       The consent of the Trustee required by Section 321(b) of the
                  Act. (Exhibit 6 to Form T-1 filed with Registration Statement
                  No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 26th day of June, 2003.

                                                     THE BANK OF NEW YORK

                                                     By: /s/ Patricia Gallagher
                                                         -----------------------
                                                          Patricia Gallagher
                                                          Vice President

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